UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2003

AEROGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-31913	33-0488580
(Commission File No.)	(IRS Employer Identification No.)

2071 Stierlin Court Mountain View, CA 94043
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 864-7300

Item 12.   Results of Operations and Financial Condition.

On October 29, 2003, Aerogen, Inc. issued a press release announcing its financial results for the three months and nine months ended September 30, 2003.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AEROGEN, INC.

Dated: November 3, 2003	By:	/s/ Robert S. Breuil
Name: Robert S. Breuil
	Title:	Chief Financial Officer and Vice
President of Corporate Development

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated as of October 29, 2003, entitled “Aerogen, Inc. Reports Third Quarter 2003 Financial Results.”